SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (this "Agreement"), is entered into as of December 12, 2000, between Starcraft Corporation and Starcraft Automotive Group, Inc., an Indiana corporation (collectively "Company"), with a place of business located at 2703 College Avenue, Goshen, Indiana 46526 and Kelly L. Rose and G. Ray Stults (collectively "Lender"), 2703 College Avenue, Goshen, Indiana 46526.

     The parties agree as follows:

I.   DEFINITIONS AND CONSTRUCTION.

     A.   Definitions.

     As used in this Agreement, the following terms shall have the following definitions:

     "Account Debtor" means any Person who is or who may become obligated under, with respect to, or on account of, an Account.

     "Accounts" means all currently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to Company arising out of the sale or lease of goods or the rendition of services by Company, irrespective of whether earned by performance, and any and all credit insurance, guaranties, or security therefor.

     "Agreement" has the meaning set forth in the preamble hereto.

     "Bankruptcy Code" means the United States Bankruptcy Code (11 U.S.C.ss. 101 et seq.), as amended, and any successor statute.

     "Company" has the meaning set forth in the preamble to this Agreement.

     "Company's Books" means all of Company's books and records including: ledgers; records indicating, summarizing, or evidencing Company's properties or assets (including the Collateral) or liabilities; all information relating to Company's business operations or financial condition; and all computer programs, disk or tape files, printouts, runs, or other computer prepared information.

     "Code" means the Indiana Uniform Commercial Code.

     "Collateral" means each of the following:

          a)   the Accounts,

          b)   Company's Books,

          c)   the Equipment,

          d)   the General Intangibles,

          e)   the Inventory,

          f)   the Negotiable Collateral,



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          g)   any money,  or other assets of Company that now or hereafter come into the possession, custody, or control of Lender, and

          h) the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the Collateral, and any and all Accounts, Company's Books, Equipment, General Intangibles, Inventory, Negotiable Collateral, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

     "deems itself insecure" means that the Person deems itself insecure in accordance with the provisions of Section 1208 of the Code.

     "Default" means an event, condition, or default that, with the giving of notice, the passage of time, or both, would be an Event of Default.

     "Equipment" means all of Company's present and hereafter acquired machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, vehicles (including motor vehicles and trailers), tools, parts, goods (other than consumer goods, farm products, or Inventory), wherever located, including any interest of Company in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

     "Event of Default" has the meaning set forth in Section 6.

     "FEIN" means Federal Employer Identification Number.

     "General Intangibles" means all of Company's present and future general intangibles and other personal property (including contract rights, rights arising under common law, statutes, or regulations, chooses or things in action, goodwill, patents, trade names, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, literature, reports, catalogs, deposit accounts, insurance premium rebates, tax refunds, and tax refund claims), other than goods, Accounts, and Negotiable Collateral.

     "Insolvency Proceeding" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

     "Inventory" means all present and future inventory in which Company has any interest, including goods held for sale or lease or to be furnished under a contract of service and all of Company's present and future raw materials, work in process, finished goods, and packing and shipping materials, wherever located.

     "Lien" means any interest in property securing an obligation owed to, or a claim by, any Person other than the owner of the property, whether such interest shall be based on the common law, statute, or contract, whether such interest shall be recorded or perfected, and whether such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, including the lien or security interest arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, security agreement, adverse claim or charge, conditional sale or trust receipt, or from a lease, consignment, or bailment for security purposes and also including reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Real Property.

     "Loan Documents" means this Agreement and the Reimbursement Agreement issued by Company to Lender and any other agreement entered into, now or in the future, in connection with this Agreement.

     "Negotiable Collateral" means all of Company's present and future letters of credit, notes, drafts, instruments, investment property, security entitlements, securities (including the shares of stock of subsidiaries of Company), documents, personal property leases (wherein Company is the lessor), chattel paper, and Company's Books relating to any of the foregoing.

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     "Obligations"  means all loans, debts,  principal,  interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), liabilities, obligations, fees, charges, costs, guaranties, covenants, and duties owing by Company to Starcraft of any kind and description (whether pursuant to or evidenced by the Loan Documents and irrespective of whether for the payment of money), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.

     "Permitted Liens" means Liens set forth on Schedule P-1.

     "Person"  means  and  includes  natural  persons,   corporations,   limited
liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

     "Voidable Transfer" has the meaning set forth in Section 13.8.

     B.   Code.

     Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein.

     C.   Construction.

     Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. An Event of Default shall "continue" or be "continuing" until such Event of Default has been waived in writing by Lender. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. Any reference in this Agreement or in the Loan Documents to this Agreement or any of the Loan Documents shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, and supplements, thereto and thereof, as applicable.

     D.   Schedules.

     All  of  the  schedules   attached  to  this  Agreement   shall  be  deemed
incorporated herein by reference.


II.  GRANT OF SECURITY INTEREST.

     A.   Grant of Security Interest.

     Company hereby grants to Lender a continuing security interest in all currently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all Obligations and in order to secure prompt performance by Company of each of its covenants and duties under the Loan Documents. Lender's security interests in the Collateral shall attach to all Collateral without further act on the part of Lender or Company. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, except for the sale of Inventory to buyers in the ordinary course of business, Company has no authority, express or implied, to dispose of any item or portion of the Collateral.

     B.   Negotiable Collateral.

     In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, Company, immediately upon the request of Lender, shall endorse and deliver physical possession of such Negotiable Collateral to Lender.

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     C.   Collection   of  Accounts,   General   Intangibles,   and   Negotiable
          Collateral.

     At any time, Lender or Lender's designee may (a) notify customers or Account Debtors of Company that the Accounts, General Intangibles, or Negotiable Collateral have been assigned to Lender or that Lender has a security interest therein, and (b) collect the Accounts, General Intangibles, and Negotiable Collateral directly and apply the proceeds thereof to the Obligations.

     D.   Delivery of Additional Documentation Required.

     At any time upon the request of Lender, Company shall execute and deliver to Lender all financing statements, continuation financing statements, fixture filings, security agreements, pledges, assignments, endorsements of certificates of title, applications for title, affidavits, reports, notices, schedules of accounts, letters of authority, and all other documents that Lender reasonably may request, in form satisfactory to Lender, to perfect and continue perfected Lender's security interests in the Collateral, and in order to fully consummate all of the transactions contemplated hereby and under the other the Loan Documents.

     E.   Power of Attorney.

     Company hereby irrevocably makes, constitutes, and appoints Lender (and any of Lender's officers, employees, or agents designated by Lender) as Company's true and lawful attorney, with power to (a) if Company refuses to, or fails timely to execute and deliver any of the documents described in Section 2.4, sign the name of Company on any of the documents described in Section 2.4, (b) at any time that an Event of Default has occurred and is continuing or Lender deems itself insecure, sign Company's name on any invoice or bill of lading relating to any Account, drafts against Account Debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to Account Debtors, (c) send requests for verification of Accounts, (d) endorse Company's name on any collection item that may come into Lender's possession, (e) at any time that an Event of Default has occurred and is continuing or Lender deems itself insecure, notify the post office authorities to change the address for delivery of Company's mail to an address designated by Lender, to receive and open all mail addressed to Company, and to retain all mail relating to the Collateral and forward all other mail to Company, (f) at any time that an Event of Default has occurred and is continuing or Lender deems itself insecure, make, settle, and adjust all claims under Company's policies of insurance and make all determinations and decisions with respect to such policies of insurance, and (g) at any time that an Event of Default has occurred and is continuing or Lender deems itself insecure, settle and adjust disputes and claims respecting the Accounts directly with Account Debtors, for amounts and upon terms that Lender determines to be reasonable, and Lender may cause to be executed and delivered any documents and releases that Lender determines to be necessary. The appointment of Lender as Company's attorney, and each and every one of Lender's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully and finally repaid and performed and Lender's obligation to extend credit hereunder is terminated.

     F.   Right to Inspect.

     Lender (through any of its officers, employees, or agents) shall have the right, from time to time hereafter to inspect Company's Books and to check, test, and appraise the Collateral in order to verify Company's financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral.

     In order to induce Lender to enter into this Agreement, Company makes the following representations and warranties which shall be true, correct and such representations and warranties shall survive the execution and delivery of this
Agreement:

III. REPRESENTATIONS AND WARRANTIES.

     A.   No Encumbrances.

     Company has good and indefeasible title to the Collateral, free and clear of Liens except for Permitted Liens.

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     B.   Location of Inventory and Equipment.

     The Inventory and Equipment are not stored with a bailee, warehouseman, or similar party (without Lender's prior written consent) and are located only at the locations identified on Schedule 3.2 or otherwise permitted by Section 4.3.

     C.   Location of Chief Executive Office.

     The chief executive office of Company is located at the address indicated in the preamble to this Agreement.

IV.  AFFIRMATIVE COVENANTS.

     Company covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations, and unless Lender shall otherwise consent in writing, Company shall do all of the following:

     A.   Taxes.

     Cause all assessments and taxes, whether real, personal, or otherwise, due or payable by, or imposed, levied, or assessed against Company or any of its property to be paid in full, before delinquency or before the expiration of any extension period. Company shall make due and timely payment or deposit of all such federal, state, and local taxes, assessments, or contributions required of it by law, and will execute and deliver to Lender, on demand, appropriate certificates attesting to the payment thereof or deposit with respect thereto. Company will make timely payment or deposit of all tax payments and withholding taxes required of it by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Lender with proof satisfactory to Lender indicating that Company has made such payments or deposits.

     B.   Insurance.

          a.   At its  expense,  keep the  Collateral  insured  against  loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as are ordinarily insured against by other owners in similar businesses. Company also shall maintain business interruption, public liability, product liability, and property damage insurance relating to Company's ownership and use of the Collateral, as well as insurance against larceny, embezzlement, and criminal misappropriation.

          b. All such policies of insurance shall be in such form, with such companies, and in such amounts as may be reasonably satisfactory to Lender. All hazard insurance and such other insurance as Lender shall specify, shall contain a Form 438BFU (NS) mortgagee endorsement, or an equivalent endorsement satisfactory to Lender, showing Lender as sole loss payee thereof, and shall contain a waiver of warranties. Every policy of insurance referred to in this Section 4.2 shall contain an agreement by the insurer that it will not cancel such policy except after 30 days prior written notice to Lender and that any loss payable thereunder shall be payable notwithstanding any act or negligence of Company or Lender which might, absent such agreement, result in a forfeiture of all or a part of such insurance payment. Company shall deliver to Lender certified copies of such policies of insurance and evidence of the payment of all premiums therefor.

          c. Original policies or certificates thereof satisfactory to Lender evidencing such insurance shall be delivered to Lender at least 30 days prior to the expiration of the existing or preceding policies. Company shall give Lender prompt notice of any loss covered by such insurance, and Lender shall have the right to adjust any loss. Lender shall have the exclusive right to adjust all losses payable under any such insurance policies without any liability to Company whatsoever in respect of such adjustments. Any monies received as payment for any loss under any insurance policy including the insurance policies mentioned above, shall be paid over to Lender to be applied at the option of Lender either to the prepayment of the Obligations without premium, in such order or manner as Lender may elect, or shall be disbursed to
               Company under stage payment terms satisfactory to Lender for application to the cost of repairs, replacements, or restorations. All repairs, replacements, or restorations shall be effected with reasonable promptness and shall be of a value at least equal to the value of the items or property destroyed prior to such damage or destruction. Upon the occurrence of an Event of Default, Lender shall have the right to apply all prepaid premiums to the payment of the Obligations in such order or form as Lender shall determine.

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

          d. Company shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 4.2, unless Lender is included thereon as named insured with the loss payable to Lender under a standard 438BFU (NS) Mortgagee endorsement, or its local equivalent. Company immediately shall notify Lender whenever such separate insurance is taken out, specifying the insurer thereunder and full particulars as to the policies evidencing the same, and originals of such policies immediately shall be provided to Lender.

     C.   Location of Inventory and Equipment.

     Keep the  Inventory  and  Equipment  only at the  locations  identified  on
Schedule 3.2; provided, however, that Company may amend Schedule 3.2 to add a new location so long as such amendment occurs by written notice to Lender not less than 30 days prior to the date on which the Inventory or Equipment is moved to such new location, so long as such new location is within the continental United States, and so long as, at the time of such written notification, Company provides any financing statements or fixture filings necessary to perfect and continue perfected Lender's security interests in such assets.

V.   NEGATIVE COVENANTS.

     Company covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations, Company will not do any of the following without Lender's prior written consent:

     A.   Liens.

     Create, incur, assume, or permit to exist, directly or indirectly, any Lien on or with respect to any of its property or assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens.

     B.   Restrictions on Fundamental Changes.

     Enter into any merger, consolidation, reorganization, or recapitalization, or reclassify its capital stock, or liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, assign, lease, transfer, or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its property or assets.

     C.   Disposal of Assets.

     Sell, lease, assign, transfer, or otherwise dispose of any of Company's properties or assets other than sales of Inventory to buyers in the ordinary course of Company's business as currently conducted (including so long as no Event of Default exists or would be caused thereby, obsolete or unuseful Equipment in the aggregate amount not to exceed $50,000 in any fiscal year).

     D.   Change Name.

     Change Company's name, FEIN, corporate structure (within the meaning of Section 9402(7) of the Code), or identity, or add any new fictitious name.

     E. Change in Location of Chief Executive Office; Inventory and Equipment with Bailees.

     Relocate its chief executive office to a new location without providing 30 days prior written notification thereof to Lender and so long as, at the time of such written notification, Company provides any financing statements or fixture filings necessary to perfect and continue perfected Lender's security interests. The Inventory and Equipment shall not at any time now or hereafter be stored with a bailee, warehouseman, or similar party without Lender's prior written consent.

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VI.  EVENTS OF DEFAULT.

     Any one or more of the following events shall constitute an event of default (each, an "Event of Default") under this Agreement:

          A. If Company fails to pay when due and payable or when declared due and payable, any portion of the Obligations (whether of principal, interest (including any interest which, but for the provisions of the Bankruptcy Code, would have accrued on such amounts), fees and charges due Lender or other amounts constituting Obligations;

          B. If Company fails to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in this Agreement, in any of the other Loan Documents, or in any other present or future agreement between Company and Lender;

          C. If an Insolvency Proceeding is commenced by Company;

          D. If an Insolvency Proceeding is commenced against Company and any of the following events occur: (a) Company consents to the institution of the Insolvency Proceeding against it; (b) the petition commencing the Insolvency Proceeding is not timely controverted; (c) the petition commencing the Insolvency Proceeding is not dismissed within 45 calendar days of the date of the filing thereof; (d) an interim trustee is appointed to take possession of all or a substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, Company; or (e) an order for relief shall have been issued or entered therein;

VII. LENDER'S RIGHTS AND REMEDIES.

     A.   Rights and Remedies.

     Upon the occurrence, and during the continuation, of an Event of Default Lender may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Company:

          a. Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable;

          b. Cease advancing money or extending credit to or for the benefit of Company, under any of the Loan Documents, or under any other agreement between Company and Lender;

          c. Terminate any of the Loan Documents as to any future liability or obligation of Lender, but without affecting Lender's rights and security interests in the Collateral and without affecting the Obligations;

          d. Settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which Lender considers advisable;

          e. Cause Company to hold all returned Inventory in trust for Lender, segregate all returned Inventory from all other property of Company or in Company's possession and conspicuously label said returned Inventory as the property of Lender;

          f. Without notice to or demand upon Company or any guarantor, make such payments and do such acts as Lender considers necessary or reasonable to protect its security interests in the Collateral. Company agrees to assemble the Collateral if Lender so requires, and to make the Collateral available to Lender as Lender may designate. Company authorizes Lender to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or Lien that in Lender's determination appears to conflict with its security interests and to pay all expenses incurred in connection therewith. With respect to any of Company's owned or leased premises, Company hereby grants Lender a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of Lender's rights or remedies provided herein, at law, in equity, or otherwise;

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

          g. Without notice to Company (such notice being expressly waived), and without constituting a retention of any collateral in satisfaction of an obligation (within the meaning of Section 9505 of the Code), set off and apply to the Obligations any and all (i) balances and deposits of Company held by Lender, or (ii) indebtedness at any time owing to or for the credit or the account of Company held by Lender;

          h. Hold, as cash collateral, any and all balances and deposits of Company held by Lender to secure the full and final repayment of all of the Obligations;

          i. Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Lender is hereby granted a license or other right to use, without charge, Company's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and Company's rights under all licenses and all franchise agreements shall inure to Lender's benefit;

          j. Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Company's premises) as Lender determines is commercially reasonable. It is not necessary that the Collateral be present at any such sale;

          k. Lender shall give notice of the disposition of the Collateral as follows:

               (1) Lender shall give Company and each holder of a security interest in the Collateral who has filed with Lender a written request for notice, a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Collateral, then the time on or after which the private sale or other disposition is to be made;

               (2) The notice shall be personally delivered or mailed, postage prepaid, to Company as provided in Section 10, at least 5 days before the date fixed for the sale, or at least 5 days before the date on or after which the private sale or other disposition is to be made; no notice needs to be given prior to the disposition of any portion of the Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market. Notice to Persons other than Company claiming an interest in the Collateral shall be sent to such addresses as they have furnished to Lender;

               (3) If the sale is to be a public sale, Lender also shall give notice of the time and place by publishing a notice one time at least 5 days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held;

          l. Lender may credit bid and purchase at any public sale; and

          m. Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Company. Any excess will be returned, without interest and subject to the rights of third Persons, by Lender to Company.

     B.   Remedies Cumulative.

     Lender's rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Lender shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Lender of one right or remedy shall be deemed an election, and no waiver by Lender of any Event of Default shall be deemed a continuing waiver. No delay by Lender shall constitute a waiver, election, or acquiescence by it.

VIII. TAXES AND EXPENSES.

     If Company fails to pay any monies (whether taxes, assessments, insurance premiums, or, in the case of leased properties or assets, rents or other amounts payable under such leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement, then, Lender may do any or all of the following: (a) make payment of the same or any part thereof; or (b) obtain and maintain insurance policies of the type described in Section 4.2, and take any action with respect to such policies as Lender deems prudent. Company shall reimburse Lender for any such amounts paid by Lender. Any such payments made by Lender shall not constitute an agreement by Lender to make similar payments in the future or a waiver by Lender of any Event of Default under this Agreement.
Lender need not inquire as to, or contest the validity of, any such expense, tax, or Lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.

IX.  WAIVERS; INDEMNIFICATION.

     A.   Demand; Protest; etc.

     Company waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Lender on which Company may in any way be liable.

     B.   Lender's Liability for Collateral.

     So long as Lender complies with its obligations, if any, under Section 9207 of the Code, Lender shall not in any way or manner be liable or responsible for:
(a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person. All risk of loss, damage, or destruction of the Collateral shall be borne by Company.

     C.   Indemnification.

     Company shall pay, indemnify, defend, and hold Lender, and each of their respective officers, directors, employees, counsel, agents, and attorneys-in-fact (each, an "Indemnified Person") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all reasonable attorneys fees and disbursements and other costs and expenses actually incurred in connection therewith (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them in connection with or as a result of or related to the execution, delivery, enforcement, performance, and administration of this Agreement and any other Loan Documents or the transactions contemplated herein, and with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event or circumstance in any manner related thereto (all the foregoing, collectively, the "Indemnified Liabilities"). Company shall have no obligation to any Indemnified Person under this Section 9.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person. This provision shall survive the termination of this Agreement and the repayment of the Obligations.

X.   NOTICES.

     Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, or telefacsimile to Company or to Lender, as the case may be, at its address set forth below:

If to Company:                2703 College Avenue
                              Goshen, Indiana  46526
                              Attn:  ...........................................
                              Fax No............................................
If to Lender:                 2703 College Avenue
                              Goshen, Indiana  46526
                              Attn:  ...........................................
                              Fax No............................................

     The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other. All notices or demands sent in accordance with this Section 10, other than notices by Lender in connection with Sections 9504 or 9505 of the Code, shall be deemed received on the earlier of the date of actual receipt or 3 days after the deposit thereof in the mail. Company acknowledges and agrees that notices sent by Lender in connection with Sections 9504 or 9505 of the Code shall be deemed sent when deposited in the mail or personally delivered, or, where permitted by law, transmitted telefacsimile or other similar method set forth above.

XI.  CHOICE OF LAW AND VENUE;  JURY TRIAL  WAIVER.

     THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN AN ANOTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF INDIANA. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF ELKHART, STATE OF INDIANA OR, AT THE SOLE OPTION OF Lender, IN ANY OTHER COURT IN WHICH Lender SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF BORROWER AND Lender WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 11. BORROWER AND Lender HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH OF BORROWER AND Lender REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

XII. DESTRUCTION OF BORROWER'S DOCUMENTS.

     All documents, schedules, invoices, agings, or other papers delivered to Lender may be destroyed or otherwise disposed of by Lender 4 months after they are delivered to or received by Lender, unless Company requests, in writing, the return of said documents, schedules, or other papers and makes arrangements, at Company's expense, for their return.

XIII. GENERAL PROVISIONS.

     A.   Effectiveness.

     This Agreement shall be binding and deemed effective when executed by Company and Lender.

     B.   Successors and Assigns.

     This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that Company may not assign this Agreement or any rights or duties hereunder without Lender's prior written consent and any prohibited assignment shall be absolutely void. No consent to an assignment by Lender shall release Company from its Obligations. Lender may assign this Agreement and its rights and duties hereunder and no consent or approval by Company is required in connection with any such assignment. Lender reserves the right to sell, assign, transfer, negotiate, or grant participations in all or any part of, or any interest in Lender's rights and benefits hereunder. In connection with any such assignment or participation, Lender may disclose all documents and information which Lender now or hereafter may have relating to Company or Company's business. To the extent that Lender assigns its rights and obligations hereunder to a third Person, Lender thereafter shall be released from such assigned obligations to Company. Without limiting the foregoing, Company acknowledges that Lender has collaterally assigned Lender's rights under the Loan Documents to Lender Capital Corporation.

     C.   Section Headings.

     Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Agreement.

     D.   Interpretation.

     Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Lender or Company, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

     E.   Severability of Provisions.

     Each  provision  of this  Agreement  shall be  severable  from every  other
provision  of  this  Agreement  for  the  purpose  of   determining   the  legal
enforceability of any specific provision.

     F.   Amendments in Writing.

     This Agreement can only be amended by a writing signed by both Lender and Company.

     G.   Counterparts; Telefacsimile Execution.

     This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

     H.   Revival and Reinstatement of Obligations.

     If the incurrence or payment of the Obligations by Company or any guarantor of the Obligations or the transfer by either or both of such parties to Lender of any property of either or both of such parties should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, and other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if Lender is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Lender is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of Lender related thereto, the liability of Company or such guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

     I.   Integration.

     This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

     J.   Subordination Agreement.

     Notwithstanding anything contained in this Agreement to the contrary, the rights and remedies of Lender are subject to the terms and conditions of that certain Subordination Agreement of even date herewith (the "Subordination Agreement") between the Lender and Foothill Capital Corporation. In the event of a conflict between this Agreement on the one hand, and the Subordination Agreement on the other hand, the terms of the Subordination Agreement shall govern.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in Goshen, Indiana, effective the date first above mentioned, on this 12 day of December, 2000.

                                        COMPANY:

                                        STARCRAFT AUTOMOTIVE GROUP, INC.

                                        An Indiana corporation

                                        By: /s/ Michael H. Schoeffler
                                           -----------------------------------
                                        Title:  President
                                              --------------------------------


                                        STARCRAFT CORPORATION,
                                        an Indiana corporation

                                        By: /s/ Michael H. Schoeffler
                                           -----------------------------------
                                        Title:  President
                                              --------------------------------

                                        LENDER:

                                          /s/ Kelly L. Rose
                                        --------------------------------------
                                        Kelly L. Rose

                                          /s/ G. Ray Stults
                                        --------------------------------------
                                        G. Ray Stults

SCHEDULES

Schedule P-1               Permitted Liens
Schedule 3.2               Location of Inventory and Equipment